Exhibit 10.15

FIRST MODIFICATION TO

LOAN AND SECURITY AGREEMENT

This First Modification to Loan and Security Agreement (“First Modification Agreement”) is made and entered into this 27th day of August, 2013, by and between BISON DRILLING AND FIELD SERVICES LLC, a Delaware limited liability company (“Borrower”) and INTERNATIONAL BANK OF COMMERCE (the “Lender”).

WITNESSETH:

WHEREAS, on or about May 31, 2013, Borrower and Lender entered into that certain Loan and Security Agreement (the “Loan Agreement”) pursuant to which Borrower executed and delivered to Lender two promissory notes, as follows (1) that certain Revolving Line of Credit Promissory Note in the face amount of $5,000,000, with a maturity date of June 1, 2014 (“Revolving Note”); and (2) that certain Promissory Note in the face amount of $30,000,000, with a maturity date of April 17, 2013 (the “Term Note”) (the Revolving Note and Term Note are collectively referred to as the “Notes”); and

WHEREAS, Borrower and Lender wish to modify certain terms of the Loan Agreement, as provided for herein; and

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lender and Borrower hereby covenant and agree as follows:

1. Modification of Collateral: Lender and Borrower desire to amend the descriptions of certain Collateral contained on Schedule 1 of the Loan Agreement as follows:

(a) Schedule 1: Schedule 1 of the Loan Agreement is hereby deleted and replaced with Schedule 1 attached hereto.

(b) Modification of UCC Filings: Lender is authorized to correct any UCC filings made in connection with the Loan Agreement to reflect the replacement of Schedule 1 herein.

2. Replacement of Certain Provisions. Each of Section 2.1(b) and Section 6.20 of the Loan Agreement is hereby deleted and replaced with the following respective provisions:

2.1(b). Term Note Use of Proceeds. Lender agrees to lend to Borrower the Term Loan for the specific purpose of: (i) refinancing Borrower’s current term loan with Amegy Bank with a principal balance of approximately $8,750,000; (ii) providing Borrower funds in the amount of approximately $7,500,000 to upgrade and improve a certain drilling rig known as Rig #80; (iii) providing Borrower funds in the amount of approximately $3,250,000 to upgrade and improve Borrower’s ancillary business activities, including running casing, rathole and mousehole drilling, rental items, hot oil (well service) and vacuum trucks (well service); (iv) provide Borrower funds in the amount of approximately $7,500,000 for purchase of certain equipment, including sixteen (16) new Kenworth trucks, ten (10) trailers, two (2) cranes and providing initial working capital for Borrower’s Heavy Hauling Group; (v) providing Borrower

First Modification to Loan & Security Agreement Execution Version	Page 1

funds in the amount of approximately $3,000,000 for upgrading and relocating two (2) of Borrower’s existing rigs for deployment in the Utica Shale in Ohio; and (vi) to pay Lender the Loan Fee described in Section 2.3 herein and Lender’s other costs of Closing, including but not limited to Lender’s attorney’s fees, filing fees and appraisal costs.

6.20. Fixed Charge Coverage Ratio. Beginning with the quarter-ending March 31, 2014, Borrower will at all times maintain a Fixed Charge Coverage Ratio of not less than 1.25 to 1, calculated and tested quarterly on a rolling 4 quarters basis. The Fixed Charge Coverage Ratio is calculated as the EBITDA for the period minus Distributions, minus Non-Financed Capital Expenditures, divided by the sum of current maturities plus interest expense.

3. Effectiveness of Loan Documents: Except as specifically modified by the terms and provisions hereof, each and every of the terms and provisions of the Loan Documents (as defined in Section 1.29 of the Loan Agreement) are and shall remain in full force and effect and are hereby assumed, ratified, and confirmed; and the execution, delivery, and effectiveness of this First Modification Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents. The parties hereto agree that the modifications herein contained to the Loan Documents shall not affect or impair the Loan Documents or any lien(s) securing the same.

4. Execution Counterparts: This First Modification Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

5. Governing Law: The terms and provisions hereof shall be governed by, construed, and enforced in accordance with the laws of the State of Oklahoma.

6. Entire Agreement: This First Modification Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may be amended only in writing, executed by all parties herein.

7. Modification Only. This agreement is only a modification of the Loan Agreement and not a novation. All terms and conditions of the Notes and all other Loan Documents executed in connection with said Notes shall remain in full force and effect.

8. Defined Terms. Any term not defined herein shall have the meaning set forth in the Loan Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this First Modification Agreement as of the date first above written.

BORROWER:	BISON DRILLING AND FIELD SERVICES LLC, a Delaware limited liability company

	By:	/s/ Kaes Van’T Hof
KAES VAN’T HOF, Chief Executive Officer

LENDER:	INTERNATIONAL BANK OF COMMERCE

	By:	/s/ Thomas L. Travis
THOMAS L. TRAVIS, President

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SCHEDULE 1

To Loan and Security Agreement

Equipment Collateral

The Equipment described in Section 1.14( c) of the Loan and Security Agreement includes, but is not limited to:

Capital Equipment

Item #	Unit #	Description

1	Rig 41	Draw works: Skytop Brewster N-46, powered by (2) Cat 3412 (not tags) with National C-245 Torque converters. Pump #1 Gardner Denver PZ9 1,000HP Triplex Pump with Cat D389 #08R2112. Pump 2 Maxium Triplex Pump with Cat 3512 #67Z00603. Rotating Equipment is Brewster RSH 18” rotary table, Gardner Denver 300 Swivel, 300 ton, McKissik 250ton Block w/250ton Web-Wiulson Hydra hook. Has BOP Equipment, Generator House with (2) Cat 3406E 320Kw #’s 8ER03114 & 8ER01831. Mud System, Fuel Tank with 8,000 gl Diesel & built in lubester. Drill pipe & Drill Collars. Has all accessories needed to drill. 2012 Ameritech Crew house & Company man quarter’s #11-10103 & #11-101290.

2	Rig 42	Draw works: Skytop Brewster N-46, powered by (2) Cat 3412 #’s 15-0768 & 15-0439 with National C-245 Torque Converters. Pump #1 Maxum 1300HP Triplex #06-0110 with Cat D399 (no tag), Pump #2 MZ9 #18-0240 l000Hp Triplex with Cat D398 #66B25226. Rotating Equipment is Brewster RSH 18 rotary table, Gardner Denver 300 Swivel, 300 ton, McKissik 250 ton Block w/250 ton Web-Wiulson Hydra hook. Has BOP Equipment, Generators House with (2) Cat 3406E #’s 8ER01830 & 8ER03113 320KW generators. 8,000 gl fuel tank with lubester. Mud System, Drill pipe & Drill Collars. Has all accessories needed to drill. 2012 Ameritech Crew house & Company man quarter’s # 11-101291.

3	Rig 56	Draw works: BDW 800, powered by (2) Cat 379 #76B251 & 68B3609. Pump l 1600 HP Maxum Triplex with Cat D3516 #52W00110, Pump #2 l000HP Maxum Triplex #16-09-08 with Cat D3516 #52W00109. Generator house with (2) Cat C15 320KW generators #8ER04255 (no tag 2nd unit). Rotating Equipment National 22 1/2” rotary table, Ideco 300 ton Swivel. National 300 ton Traveling block and hook. Has BOP Equipment, 10,000 gl fuel tank with lubester. Mud systems, Drill pipe & Drill collars. Has all accessories needed to drill 2012 Ameritech Crew house & Company man quarters.

4	Rig 62	Draw works: Rebuilt BDW 800 MI with Eaton 236 Brake #234. Powered by (2) Cat C15’s #MCW03037 & MCW03035, Pump #1 Maxum 1600 HP Triplex pump # 18-0231 with Cat D3516 # 66B2929, Pump #2 Maxum 1000 HP Triplex with Cat D398 # 66B7168. Rotating Equipment Gardner Denver 22 1/2” Rotary table, National 815 300 ton swivel, Oilwell 300 ton Traveling block w/250 ton Web Wilson Hook. Has BOP Equipment, Generator house with (1) Cat 353 # 320Kw #EM166959711 & (1) Cat 3406 #3ER10111. 10,000 gl fuel tank with lubester. Mud Systems, Drill pipe & Collars. Has all accessories needed to drill. 2012 Ameritech Crew house & company man quarter’s #11-101296.

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Item #	Unit #	Description

5	Rig 64	Draw works: Cabot 1200 w/Paramac V-80 dual aux brake, (2) Cat 3412 #4CR1477. Pump #1 Ideco 1600 #136 w/Cat 398 #35Z01183. Pump #2 MZ9 #18-0254 w/Cat 398 #66B866. Rotary is 27 1/2” continental Emsco, Swivel 400T National, block 400T Gardner Denver w/Wilson Hydra Hook. Has BOP Equipment, Generators house with (2) Cat Cl5 400KW #’s FSE00310 & FSE00311, Mud system, Drill Pipe & Collars. Has all accessories needed to drill. 2012 Ameritech Crew house & company man quarter’s #11-101298. Rig and all support equipment refurbished 2012.

6	Rig 75	Draw works: National 110 w/336 Eaton brake, (2) Cat 3412 #’s 81Z17730 & 81Z03732. Pump #1 Bomco 1600 Hp Triplex #Bl72006 w/Cat D3512 #24Z09366. Pump #2 Bomco 1600 HP w/Cat D3512 #24Z08925. Rotating Equipment 27 1/2” Table, National 400 Ton Swivel National 400 Ton Block, Has BOP Equipment, Generators house with (2) Cat 3412 #’s BLG02826 & TFT00398, Mud system, Drill Pipe & Collars. Has all accessories needed to drill.

8	Rig 87	Draw works: Oilwell 760 w/342 Parmac Aux Brake, (2) Cat 379 #D879BP, Pump #1 1300HP Ideco #186 w/Cat 3512, Pump #2 1300 HP Ideco #146 w/Cat 3512 #49Y00830, Rotary 27 1/2” Mid Continent, Swivel 400Ton Ideco, Block 250 ton National combo. Has BOP Equipment, Generators house with (2) Cat 3412 #81Z01705 (no tag 2 unit). Mud system, Drill Pipe & Collars. Has all accessories needed to drill.

9	Rig 1	Workover rig: Taylor 550, year 2009 Serial # RA532499, 104 Mast-250K lb pull. VIN# 1T95SD2319A5322499

10	Rig 2	Workover rig: Taylor 550, year 2009 Serial # RA532489, 104 Mast-250K lb pull. VIN# 1T95SD2399A532489

11	Rig 3	Workover rig: Taylor 550, year 2009 Serial # RA532486, 104 Mast-250K lb pull. VIN# 1T95SD2339A532486

12	Rig 4	Workover rig: Taylor 550, year 2009 Serial # RA532485, 104 Mast-250K lb pull. VIN# 1T95SC2350A532485

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Item #	Unit #	Description

13	101	Spudder Rig #1: Atlas Copco RD20; Carrier: 1cydgv5845t046914, Unit: 6497. 600HP duplex pump w/Cat 398

14	102	Spudder Rig #2: Atlas Copco RD20; Carrier: 1cydgv5885t046916, Unit: 6977-600HP duplex pump w/Cat398

15	R1	Reversing Unit #1: PUMP -Model PE50, Ser. # 716730 w/Eng DW LS TT Ser. # 8FF7224. SWIVEL: 2.5/585 Ser. # S-150-H w/Eng Cummins B39TAAP110 Ser. # 46382749

16	R2	Reversing Unit #2: PUMP -Model HSTEEE, Ser. # 18028 w/Eng Cat C7 Ser. # JTF11068. SWIVEL: S85 Vin # 1M9GU14284D886001 w/Eng Cat C4.4 Ser#44602867

RIG 80
Draw works: National 80 1000HP w/ (2)Cat 379, Pump #1 Maxum 1300HP Triplex w/Cat D399, Pump #2 Maxum 1300HP w/Cat D399, Rotating Equipment Hacker 27 1/2”, Gardner Denver 300 Ton Swivel, 300Ton McKissik 250Ton Block w/250 Ton Web-Wilson Hydra Hook. Has BOP Equipment, Generators, Mud system, Drill Pipe & Collars.

Top Drives
Top Drive #1; FDS 150; Serial # TD-155, #HPU-155
Top Drive #4; Tesco 250 HMI; Serial # T24123-11, #T10917
Top Drive #2; Tesco 250 HMI; Serial # TD-131, #HPU-145
Top Drive #3; Tesco 250 HMI; Serial # TBU

Vehicles

Type	Manufacturer	Model #	Serial No./VIN No.	Year/Age	Miles
Truck	Ford	F150	1FTEX1CM2BFA49142	2011	35300
Truck	Ford	F150	1GCRKSE32BZ305997	2011	66219
Truck	Chevrolet	1500	1GCSKSE3XAZ240865	2010	91620
Truck	Chevrolet	1500 ILT	1GCRKSE36BZ292333	2011	68500
Truck	Chevrolet	1500 ILT	1GCSKSE31AZ107380	2011	66400
Truck	Chevrolet	1500 ILT	1GCSKSE37AZ280448	2011	90285
Truck	Chevrolet	1500 ILT	1GCSKSE39AZ265448	2011	120000
Truck	GMC	2500	1GT4K0B61AF104413	2010	197000
Truck	Ford	F450	1FDUF4GT1BEC19946	2011	86500
Truck	International	4200/Service Trk	1HTMPAFL37H527839	2007	174329
Truck	Ford	Lariat	1FTFW1ET4CFC11690	2012	35200
Truck	Ford	F150	1FTFW1CT4BFB23577	2011	100000

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Type	Manufacturer	Model #	Serial No./VIN No.	Year/Age	Miles
Truck	Ford	F150	1FTEX1CM6CKD13715	2012	19300
Truck	GMC	C4500	1GDE4C1246F403217	2005	91300
Truck	Ford	F150	1FTEX1CM0CKD95277	2012	49574
Truck	Ford	F150	1FTEX1CMKD95279	2013	90000
Truck	Ford	F150	1FTEX1CMKD95280	2013	43000
Truck	Ford	F150	1FTEX1CMKD95278	2013	40500
Truck	Chevrolet	2500	1GC1CVCG3BF189051	2011	49500
Truck	Chevrolet	2500	1GC1CVCGXBF189449	2011	57000
Truck	Ford	F250	1FT7X2AT4CEB00222	2012	72000
Truck	Chevrolet	Silverado 3500	1GBJC34255E192748	2005	150000
Truck	Ford	Lariat	1FTSW2BR3AEA74029	2010	140500
Truck	Ford	F150	1FT7W2BT9BED02327	2011	20000
Truck	Ford	F250	1FT7X2ATSBEC57062	2011	31000
Truck	GMC	2500	1GT11ZCGSCF110994	2012	14000
Tractor	Mack	CH613	1M1AA18Y14N157286	2004
Truck	Chevrolet	1500	1GCRKSE37BZ306255	2011	69900
Truck	Ford	F450 (welder)	1FDUF4GT4BEC45831	2011	32153
Tractor	International	2574 Winch	1HSGGBGT9MH370030	1991
Truck	Ford	F450	1FDXW4HR0AEA52705	2010	11000
Tractor	Kenworth	Winch truck	1594435
Trailer	Terr	Crew/dog house	TT227972	2009
Trailer	Terr	Crew/dog house	TT227973	2009
Trailer	Terr	Crew/dog house	TT227974	2009
Trailer	Terr	Crew/dog house	TT227975	2009
Trailer		40’ Pipe Trailer	T1329491
Trailer		40’ Pipe Trailer	T1329490
Steam Cleaner		Trailer Steam Cleaner	T2E37249	2009
Power Washer		Trailer Mounted Power Washer	253972/16VNX12299	2012
Extenda Forklift	Skytrack	10054 10,000 lb	139068
Extenda Forklift	GEHL	RS8-42	RS842JW1215685	2005
Extenda Forklift	GEHL	RS8-42	RS845JW0315346	2005
Extenda Forklift	GEHL	RS8-42	RS842JW0815519	2005
Extenda Forklift	GEHL	RS8-42	RS842JW0515416	2005
Extenda Forklift	GEHL	RS8-42	RS842JW1115649	2005
Extenda Forklift	GEHL	RS8-42	RS842JW0715486	2005
	CT		5RHCT10249H002389	2009
	CENT		5RHCT10239H002439	2009
	CLAS		10WCT16219W045038	2009
	SWIV		1M9GU1428AD886001	2010
	SHOP		TR204604	2012
	DCRC		46UFU402561104176	2006

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Not in Service Equipment

Draw works: 125 National/Ideal 2000 hp (qty 1) (Ram)

Ingersoll Rand Air Hoist (Kruse)

Gardner Denver Air Hoist (Kruse)

Air Hoist Winch (Yantai)

10’W x 32’L Tool Pusher House (Kruse)

42“H x 4’10”W x 57’L Catwalk w/ Steel Deck (Kruse)

Koomey 6-Station Closing Unit (Kruse)

42“H x 5’W x 50’L Sgl Sec Catwalk (Kruse)

27 1/2” Rotary Table (Kruse)

Rebuilt Rotary Table

Skytop Brewster Drawworks/Deadline Anchor Henderson

Supply

Air Compressors: 185 cfm air compressor Ser. # 11076 (Ram)

Mathey Style Retriever Wireline Machine (kruse)

Torque converters: National C-300 Ser. # 1930 (Ram)

Torque converters: National C-300 Ser. # 1931 (Ram)

Torque Spare (Rebuilt Rig 41) (Rig 62)

3406 w/ Allison Engine (Warren)

Floor Engines (Rig 62 drawworks rebuild)

3408 CAT Diesel Engine

D395 Engine Overhaul

CAT Rebuild (Rig 87 drawworks)

Mud Pump (Gear End)

Pump Motor

Mud Pits - Shale Shaker

Trip Tank (Warren)

Max 2000 10 HP Mud Agitator p/h Elec Mtr. (2) Drk. Vibrators

Shaffer Type B 13 5/8” 3M Dbl w/o Rams

5M# Choke Manifold w/ (1) 3 l/16” (3) 2 l/16” Gates

2002 CAT 435 KW Generator p/b C-16 (3456 hrs)

Genhouse: 3412 cat gensct 525 kw on open wall genhouse Ser·

# 00000klry00572-3f07647 (Ram)

Portable generator: Cummins 180 kw enclosed tandem trailer

Ser. #. rl-19-51838-10/21-1 (Ram)

3406 Generator (Warren)

Electric motors: 75 hp & 40 hp baldor motors (Ram)

7,138 feet of Drill pipe

Drill Collar 5 1/2” to 7” Slips

Type C Drill Collar Safety Clamps (4)

6 5/8” Reg Slick Drill Collars

4 1/2” XH Slick Drill Collars

Pipe Racks: Ass. Pipe racks and steel racks (Ram)

(2) 42“H x 28’L Triangular Pipe Racks

(2) 42“H x 15’L & (2) 42“H x 28’L Triangular Pipe Racks

Set (2) 42“H x 28’L Triangular Pipe Racks (Kruse)

First Modification to Loan & Security Agreement Execution Version	Page 8

Crown Cluster set of 56’x5” sheave cluster, grooved 1 3/8”

(Ram)

Gardner Denver Traveling Blocks (300 Ton) (From Rig 41)

EMSCO 250 Ton Block

Swivels: Gardner Denver 400 Ton (Ram)

Swivel (Rig 41)

5 1/4” Hex Kelly (38.5’) (Kruse)

5 1/4” Hex Kelly Drive Bushings (Kruse)

Kelly Hoses: 42’x4” gates kelly hoses (Ram)

Kelly Hoses: 20’x4” gates vibrator hoses (Ram)

Kelly Hoses: 10’x4” gates vibrator hoses (Ram)

VARCO 5 1/4” HEX KELLY DRIVE BUSHING

3 1/2” ID Rotary Hose

2 3/4” x 108” Elevator Links (Kruse)

(2) 2 3/4” x 108” Elevator Links (Kruse)

BJ Type B Tongs w/ Heads (Kruse)

WTM Type B Tongs w/ Heads (Kruse)

SDML 3 1/2” to 4 1/2” DRILL PIPE SLIPS W/ Inserts

Flanges: assortment 4”, 6”, 8” (Ram)

Pipe Fittings: assortment of ells forty fives collars/flanges

(Ram)

Ball Valves: 2”, 4”, 6” brass and steel valves (Ram)

Large assortment of nuts, bolts and fittings (Ram)

Sand blaster with hoses and nozzle (Ram)

3 Welders (Warren)

342 Brakes (Warren)

Chemical BBls (Warren)

HPU (Warren)

Pump Expendables (Warren)

MCM cent Pumps (Warren)

(16) Sets of 9“H x 28’L Pipe Runners (Kruse)

5 1/4” Hex Kelly w/ Varco HD Drive Bushing & Shuck (Kruse)

(7) WTM Type A (4) 9 Seg (2) 10-Seg (l) 12 Seg (Kruse)

3 1/2’’ ID x 25’L Steel Flex Hose & 3 1/2“ID x 20’ Vibrator

Hose (Kruse)

(5) Slips (AOT, (2) Varco, Wooley B-long, Wooley 8 Seg)

(Kruse)

(2) Type T DC Safety Clamps (NEW) (Kruse)

(1) 12 Seg, (1) 8 Seg, 7 Seg, 2” Chicksan, (6) Handls, Auto

Drill Sensor (Kruse)

398 Engine Rebuilt (originally from Rig 62)

Mud Pump (>350 HP) Maxium (M-1300)

#2 Generator Engine(Cat D379)

Wilson SD Casing Elevators (Kruse Pittsburgh)

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Ancillary Items

MISC Equipment & Supplies

20’ SEA CONTAINER

BLOWOUT PREVENTER 1-1

BLOWOUT PREVENTER 2-1

BLOWOUT PREVENTER 3-1

REPLACEMENT

FLOWBACK TANK 1-1

FLOWBACK TANK 2-1

FLOWBACK TANK 3-1

CLIPPER LINE SCALE

WELDER

CAT WALK

WELDING TOOLS

RAW STEEL

MISC SHOP SUPPLIES

PIPE RACK

3-1/2” SLICK DRILL COLLAR

BJ 50 TON AIR TUBING SLIPS

ELEVATOR LINKS

TUBING ELEVATOR

TUBING AIR SLIPS

ROD ELEVATORS

3 1/8” DRILL COLLARS - 10

3 1/2” DRILL COLLARS- 9

LIFT SUBS- 18

DRILL COLLAR

ACCESSORIES (XOVER)

DRILL COLLARS

TUBING TONGS

PIPE RACKS

SANDLINE

SHAFFER 7 1/16” 3K# BOP

SHAFFER 7 1/16” 3K# BOP (2)

BJ TYPE TBG TONGS

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